UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JULY 1, 2013
Date of Report (Date of earliest event reported)

MESA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-11740

COLORADO (State or other jurisdiction of incorporation)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: (303) 987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 1, 2013, Mesa Laboratories, Inc. (the “Company”) entered into and closed an asset purchase agreement (the “Agreement”) with ST Acquisitions, LLC dated as of July 1, 2013 pursuant to which it acquired essentially all of the assets of ST Acquisitions, LLC’s business involving the design, manufacturing, sale and service of its Sure Torque line of bottle cap torque testing instrumentation. The purchase price for the acquired assets was $1,821,000, consisting of a cash payment of $1,721,000 at closing and a $100,000 holdback amount that is expected to be settled on July 1, 2014, pursuant to the terms of the Agreement.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits:

99.1                        Press release dated July 2, 2013.

99.2                        Asset Purchase Agreement by and between Mesa Laboratories, Inc. and ST Acquisitions, LLC dated as of July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 2, 2013		Mesa Laboratories, Inc.
(Registrant)

/s/ John J. Sullivan
	BY:	John J. Sullivan,
President and Chief Executive Officer